NOTICE OF GUARANTEED DELIVERY

For Common Shares of Beneficial Interest of
Advent Convertible & Income Fund
Subscribed for under the Primary Subscription
and Pursuant to the Over-Subscription Privilege

As set forth in the Prospectus Supplement, dated September 20, 2024, and the accompanying Prospectus, dated September 12, 2024 (collectively, the “Prospectus”), this form or one substantially equivalent hereto may be used as a means of effecting subscription and payment for all of the Fund’s common shares of beneficial interest, par value $0.001 per share (“Common Shares”), subscribed for under the primary subscription and pursuant to the over-subscription privilege. Such form may be delivered by email, overnight courier, express mail or first class mail to the Subscription Agent and must be received prior to 5:00 p.m., Eastern time, on October 17, 2024, as such date may be extended from time to time (the “Expiration Date”). The terms and conditions of the Offer set forth in the Prospectus are incorporated by reference herein. Capitalized terms used and not otherwise defined herein have the meaning attributed to them in the Prospectus.

The Subscription Agent is:

Equiniti Trust Company, LLC

By First Class Mail Equiniti Trust Company, LLC Operations Center Attn: Reorganization Department 55 Challenger Rd., Suite 200 Ridgefield Park, NJ 07660

By Express Mail or Overnight Courier:

Equiniti Trust Company, LLC
Operations Center
Attn: Reorganization Department
55 Challenger Rd., Suite 200
Ridgefield Park, NJ 07660

Via email:
Domenick.Apisa@equiniti.com

For information, call the Information Agent, EQ Fund Solutions, LLC at (866) 342-1635.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

The New York Stock Exchange (“NYSE”) member firm or bank or trust company which completes this form must communicate this guarantee and the number of Common Shares subscribed for in connection with this guarantee (separately disclosed as to the primary subscription and the over-subscription privilege) to the Subscription Agent and must deliver this Notice of Guaranteed Delivery, to the Subscription Agent, prior to 5:00 p.m., Eastern time, on the Expiration Date, guaranteeing delivery of a properly completed and signed Subscription Certificate (which certificate must then be delivered to the Subscription Agent no later than the close of business of the first business day after the Expiration Date). Failure to do so will result in a forfeiture of the Rights.

GUARANTEE

The undersigned, a member firm of the NYSE or a bank or trust company having an office or correspondent in the United States, guarantees delivery to the Subscription Agent by no later than 5:00 p.m., Eastern time, on the first business day after the Expiration Date unless extended, as described in the Prospectus, of a properly completed and executed Subscription Certificate, as subscription for such Common Shares is indicated herein or in the Subscription Certificate. Participants should notify the Depositary prior to covering through the submission of a physical security directly to the Depositary based on a guaranteed delivery that was submitted via the PTOP platform of The Depository Trust Company (“DTC”).

Advent Convertible & Income Fund Broker Assigned Control #_________

1. Primary Subscription	Number of Rights to be exercised:	Number of Common Shares under the primary subscription requested for which you are guaranteeing delivery of Rights:	Payment to be made in connection with the Common Shares subscribed for under the primary subscription:
	__________ Rights	__________ Common Shares (Rights ÷ by 3)	$
2. Over-Subscription		Number of Common Shares Requested Pursuant to the over-subscription privilege:	Payment to be made in connection with the Common Shares Requested Pursuant to the over-subscription privilege:
		__________ Common Shares	$
3. Totals	Total Number of Rights to be Delivered:	Total Number of Common Shares Subscribed for and/or Requested:
	__________ Rights	__________Common Shares	$ Total Payment

Method of delivery of the Notice of Guaranteed Delivery (circle one):

A. Through DTC.

B. Direct to Equiniti Trust Company, LLC, as Subscription Agent.

Please reference below the registration of the Rights to be delivered.

PLEASE ASSIGN A UNIQUE CONTROL NUMBER FOR EACH GUARANTEE SUBMITTED. This number needs to be referenced on any direct delivery of Rights or any delivery through DTC.

Name of Firm	Authorized Signature

DTC Participant Number:	Title:

Address:	Name (Please Type or Print):

Zip Code:	Phone Number:

Contact Name:	Date: